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                                                                    EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report on Form 10-Q of Health Fitness Corporation (the "Company") for the period ended September 30, 2003, as filed with the Securities and Exchange Commission on November 14, 2003 (the "Periodic Report"), I, Jerry V. Noyce, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    1. The Periodic Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

    2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


November 14, 2003

                                                 /s/ Jerry V. Noyce
                                                 -------------------------
                                                 Jerry V. Noyce
                                                 Chief Executive Officer
                                                 Health Fitness Corporation



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